UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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IEH Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IEH CORPORATION
140 58th Street, Bldg. B, Suite 8E
Brooklyn, New York 11220

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on Wednesday, August 31, 2011

To the Shareholders of IEH CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of IEH CORPORATION (“IEH” or the "Company") will be held at the Company’s offices at 140 58th Street, Bldg. B, Suite 8E, Brooklyn, New York 11220 on Wednesday, August 31, 2011 at 10:00 a.m., New York time, for the following purposes:

1.	To elect two (2) Class II Directors to IEH's Board of Directors to hold office for a period of two years or until their successors are duly elected and qualified;

2.	To ratify the appointment of Jerome Rosenberg, CPA, P.C. as our independent registered public accounting firm;

3.	To approve the 2011 Equity Incentive Plan providing for the issuance of options and restricted stock awards for up to 750,000 shares of Common Stock of the Company; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The close of business on Friday, August 5, 2010 has been fixed as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

You are cordially invited to attend the Annual Meeting.  Whether or not you plan to attend, or to assure that your shares are represented at the Annual Meeting, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope.  If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so.  Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of IEH, in writing, prior to the Annual Meeting of Shareholders.  We have included a postage-prepaid envelope for your use.  Submitting a signed proxy will not affect your right to attend the meeting and vote in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders on August 31, 2011

The Proxy Statement and Our Annual Report to Shareholders for the Fiscal Year Ended
March 25, 2011 are available at: http://www.cfpproxy.com/0795

By Order of the Board of Directors
Robert Knoth
Chief Financial Officer and Secretary

Dated: August 8, 2011

YOUR VOTE IS VERY IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

IEH CORPORATION
140 58th Street
Building B, Suite 8E
Brooklyn, New York 11220

PROXY STATEMENT FOR THE IEH CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, AUGUST 31, 2011

This proxy statement and the accompanying form of proxy have been mailed on or about August 8, 2011 to the holders of record on August 5, 2011 (the “Record Date”) of the common stock, par value $.01 per share (“Common Stock”) of IEH CORPORATION, a New York corporation (“IEH” or the “Company”) in connection with the solicitation of proxies by the Board of Directors of IEH for use at the Annual Meeting of Shareholders to be held on Wednesday, August 31, 2011 at 10:00 a.m., New York time, at IEH's offices at 140 58th Street, Suite 8E, Brooklyn, New York 11220, and at any adjournment thereof.

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

Shares of IEH's Common Stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted: (i) FOR the election of the TWO (2) persons nominated by the Board of Directors to serve as Class II Directors (Proposal 1); (ii) FOR the ratification of Jerome Rosenberg, CPA P.C., as our independent registered public accounting firm for the fiscal year ending March 30, 2012 (Proposal 2); (iii) FOR approval and adoption of the 2011 Equity Incentive Plan (Proposal 3); and (iii) FOR such other matters as may properly come before the Annual Meeting or any adjournment thereof and for which the persons named on the enclosed proxies determine, in their sole discretion, to vote in favor.

Any such proxy may be revoked at any time before it is voted.  A shareholder may revoke this proxy by notifying the Secretary of IEH either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a proxy bearing a later date or by voting in person at the Annual Meeting.

Quorum

The presence of a majority of the holders of the outstanding shares of Common Stock entitled to vote, in person or represented by proxy, will constitute a quorum for the transaction of business.  Shares are counted as present at the Annual Meeting if you are present in person at the Annual Meeting, or if you have properly submitted a proxy. In addition, abstentions and broker non-votes are counted as present at the Annual Meeting for the purpose of determining the presence of a quorum. A “broker non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner in “street name” does not vote on a particular proposal, because the broker, bank or other nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.

Voting Required

Election of Directors (Proposal 1) is by a plurality of the votes cast at a meeting of the shareholders by the holders of shares entitled to vote in the election with the two (2) nominees receiving the highest vote totals to be elected as Class II Directors of IEH.  The ratification of the appointment of Jerome Rosenberg CPA, P.C. as our independent registered public accounting firm for fiscal year 2012 (Proposal 2) requires the affirmative vote by holders of at least a majority of the shares of IEH’s common stock who attend the Annual Meeting in person or are represented at the meeting by proxy and who cast votes. Abstentions will have the effect of a vote against this proposal, while broker non-votes will not be taken into account in determining the outcome of the vote on this proposal.

The approval and adoption of the 2011 Equity Incentive Plan (Proposal 3) requires the affirmative vote of a majority of at least a majority of the shares of our common stock who attend the meeting in person or are represented at the meeting by proxy.   Abstentions will have the effect of a vote against this proposal, while broker non-votes will not be taken into account in determining the outcome of the vote on this proposal.

Any other matter properly submitted to the shareholders will require the affirmative vote of a majority of the shares represented and entitled to vote, in person or by proxy, at the Annual Meeting, unless a greater percentage is required either through law or by our amended certificate of incorporation or bylaws. If you “abstain” from voting on any of these matters, your abstention will be considered as present and entitled to vote for purposes of determining the presence of a quorum, but will have the effect of a vote against the particular matter.  In addition, the proxy confers discretionary authority to the persons named in the proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the Annual Meeting of shareholders. The Board of Directors is not currently aware of any such other matters. If any other matter does properly come before the Annual Meeting, the Board of Directors intends that the persons named in the enclosed form of proxy will vote on such matter in accordance with their judgment. The persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies or for other reasons. Any such adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the Annual Meeting.

Manner of Voting

Shareholders whose shares of Common Stock are registered in their own names may vote by mailing a completed proxy card as an alternative to voting in person at the Annual Meeting. Instructions for voting by mail are set forth on the enclosed proxy card and are summarized below.  For shares held in street name, please refer to the voting instruction card included by your broker, bank or other nominee. The Company does not offer voting by telephone or via the Internet. To vote by mail, please submit your proxy by signing your proxy card and mailing it in the enclosed, postage-prepaid envelope.

If you choose to vote in person, you can attend the Annual Meeting and cast your vote in person.

If you are a registered holder, your shares will be voted in the manner that you indicate in your proxy. The proxy card provides spaces for you to vote “FOR,” or to “WITHHOLD” your authority to vote your shares for the nominees for Class II Directors (Proposal 1). The proxy card also provides spaces for you to vote “FOR” or “AGAINST” or “ABSTAIN” from voting in connection with our proposal to ratify the appointment of Jerome Rosenberg CPA, P.C. as our independent registered public accounting firm for fiscal year 2012 (Proposal 2).  Lastly, the proxy card also provides spaces for you to vote “FOR” or “AGAINST” or “ABSTAIN” from voting in connection with our proposal to approve and adopt the 2011 Equity Incentive Plan (Proposal 3).  If you return a signed proxy card but do not indicate how you wish to vote your shares, your shares will be voted “FOR” the election of the nominees for Class II Directors, “FOR” the ratification of Jerome Rosenberg CPA, P.C. as our independent registered public accounting firm for fiscal year 2012 and “FOR” approval and adoption of the 2011 Equity Incentive Plan.

Shares held in Street Name

If you hold your shares in street name, you should follow the directions provided by your broker, bank or other nominee regarding how to instruct your broker or nominee. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below. Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the phone or via the Internet. If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, then the broker who holds your shares has the authority under the applicable stock exchange rules to vote on certain items when they have not received instructions from you. If you hold your shares in street name it is critical that you cast your vote if you want it to count in the Election of Directors (Proposal 1) or the approval and  adoption of the 2011 Equity Incentive Plan (Proposal 3).  In prior years, if you held your shares in street name and you did not indicate how you wanted your shares voted in the Election of Directors or in the approval of the Equity Incentive Plan, your bank, broker or other nominee was allowed to vote those shares on your behalf in the Election of Directors as they felt appropriate. Recent changes in regulation were made to take away the ability of your bank, broker or other nominee to vote your uninstructed shares in the Election of Directors on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote in the Election of Directors or with respect to the 2011 Equity Incentive Plan, no votes will be cast on your behalf.  Your bank, broker or other nominee will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2).

Revocation of Proxies

Any proxy may be revoked at any time before it is voted at the Annual Meeting. A shareholder may revoke a proxy by submitting a proxy bearing a later date or by notifying the Secretary of IEH either in writing prior to the Annual Meeting or in person at the Annual Meeting. Revocation is effective only upon receipt of such notice by the Secretary of IEH. Shareholders who hold their shares through a broker, bank or other nominee and wish to vote at the Annual Meeting must bring to the meeting a letter from the broker, bank or other nominee confirming their beneficial ownership of the shares to be voted.

Solicitation of Proxies

IEH will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain directors to solicit proxies from shareholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians and nominees to send proxies, proxy statements and other material to the beneficial owners of IEH’s Common Stock held of record by such persons, and IEH may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing. Rules adopted by the SEC allow companies to send shareholders a notice of Internet availability of proxy materials, rather than mail them full sets of proxy materials. This year, we chose to mail full packages of materials to our shareholders. However, in the future we may take advantage of this new distribution option. If, in the future, we choose to send such notices, they would contain instructions on how shareholders can access our notice of annual meeting and proxy statement via the Internet. It would also contain instructions on how shareholders could request to receive their materials electronically or in printed form on a one-time or ongoing basis.

Annual Report

The Annual Report to Shareholders on Form 10-K for the fiscal year ended
March 25, 2011, including financial statements, accompanies this proxy statement. Any reference in this proxy statement to the “year” or the “fiscal year” means IEH’s fiscal year commencing March 26, 2010 to and including March 25, 2011, unless otherwise specifically indicated.   This proxy statement and the Annual Report to Shareholders for the fiscal year ended March 25, 2011, are available at: http://www.cfpproxy.com/0795.

Principal Offices

The principal executive offices of IEH are located at 140 58th Street, Bldg. B, Suite 8E, Brooklyn, New York 11220.  IEH's telephone number is (718) 492-4440.

Recommendation of the Board of Directors

The recommendations of our Board of Directors are set forth in the description of the matters to be acted on in this proxy statement. In summary, our Board of Directors recommends a vote:

•	FOR election of the two (2) nominees for Class II Directors (See Proposal 1);

•	FOR the ratification of Jerome Rosenberg CPA, P.C. as our independent registered public accounting firm for fiscal year 2012 (See Proposal 2); and

•	FOR approval and adoption of the 2011 Equity Incentive Plan (See Proposal 3).

With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, they will vote in their own discretion. If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

This proxy statement describes the proposal on which our Board of Directors of IEH Corporation would like you, as a shareholder, to vote at the Annual Meeting of the Shareholders of the Company, which will take place on Wednesday, August 31, 2011 at 10:00 a.m. at the Company’s offices. It also gives you information on this proposal so that you can make an informed decision. We intend to mail this proxy statement and accompanying proxy card on or about August 8, 2011 to all shareholders of record entitled to vote at the Annual Meeting.

In this proxy statement, we refer to IEH Corporation as “IEH,” the “Company,” “we,” “us” or “our.”

Who can vote at the Annual Meeting of Shareholders?

Shareholders who owned shares of common stock on August 5, 2011 may attend and vote at the Annual Meeting. Each share is entitled to one vote. There were 2,303,468 shares of the Company’s common stock outstanding on August 5, 2011. All shares of common stock shall vote together as a single class. Information about the shareholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Voting Securities and Security Ownership of Certain Beneficial Owners and Management” on pages 30 through 31 of this proxy statement.

What is the proxy card?

The proxy card enables you to appoint Michael Offerman, our President and Chief Executive Officer, and Robert Knoth, our Chief Financial Officer and Secretary, as your representatives at the Annual Meeting.  By completing and returning the proxy card, you are authorizing each of these persons to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is a good idea to complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

At the Annual Meeting you are being asked to vote on three (3) specific items as follows:

First, the election of Allen Gottlieb and Gerald Chafetz as Class II Directors on the Board of Directors of IEH.  Each of them is currently a Director of the Company.

Second, at the Annual Meeting you are also being asked to ratify Jerome Rosenberg CPA, P.C. as our independent registered public accounting firm for the fiscal year ending
March 30, 2012.

Last, we are seeking shareholder approval for and adoption of the 2011 Equity Incentive Plan.

We are unaware of any other possible business to be addressed at the Annual Meeting; however, we will also transact any other business that properly comes before the Annual Meeting in accordance with our By-Laws.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends a vote FOR election of the nominees for Class II Directors (See Proposal 1).

Our Board of Directors unanimously recommends a vote FOR the ratification of Jerome Rosenberg CPA, P.C. as our independent registered public accounting firm for fiscal year 2012 (See Proposal 2).

Our Board of Directors unanimously recommends a vote FOR approval and adoption of the 2011 Equity Incentive Plan (See Proposal 3).

With respect to any other matter that properly comes before the Annual Meeting, the proxy holders  (Michael Offerman and Robert Knoth) will vote as recommended by the Board of Directors, or if no recommendation is given, they will vote in their own discretion.  If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most of our shareholders hold their shares beneficially in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held record and those owned beneficially.

Shareholder of Record

If on August 5, 2011, your shares were registered directly in your name with our transfer agent, Registrar and Transfer Company, you are a shareholder of record who may vote at the Annual Meeting, and we are sending these proxy materials directly to you. As the shareholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If on August 5, 2011, your shares are held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker, bank or other nominee holder who is considered the shareholder of record for purposes of voting at the Annual Meeting.

As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares and to attend the Annual Meeting.  If your shares are registered in the name of a bank, other nominee holder or brokerage firm you will receive instructions from your holder of record that must be followed in order for the record holder to vote the shares per your instructions.  If you provide specific voting instructions your shares will be voted as you instruct.  If you sign but do not provide instructions, your shares will be voted as described below.  Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the phone or via the Internet.  If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided.  If you hold your shares “in street name” through a broker, bank or other nominee holder, then the broker, bank or other nominee holder who holds your shares has the authority under the applicable stock exchange rules to vote on certain items when they have not received instructions from you.  If you hold your shares “in street name” it is critical that you cast your vote, if you want it to count in the election of directors (Proposal 1) and for approval and adoption of the 2011 Equity Incentive Plan (Proposal 3).  In the prior years, if you held your shares “in street name” and you did not indicate how you wanted your shares voted in the election of directors, your bank, broker or other nominee was allowed to vote your shares on your behalf in the election of directors as they felt appropriate.  Recent changes in regulation were made to take away the ability of your bank, broker or other nominee to vote your uninstructed shares in the election of directors on a discretionary basis.  Thus, if you hold your shares “in street name” and you do not instruct your bank, broker or other nominee how to vote in the election of directors, no votes will be cast on your behalf.  Your bank, broker or other nominee will, however, continue to have discretion to vote your uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2).   If you are a beneficial owner, please complete the voting instruction card and return it as instructed to your brokerage firm, bank or other nominee holder so your shares of common stock will be counted toward a quorum and voted at the Annual Meeting.

How do I vote?

There are two methods to vote at the Annual Meeting – either by mail or by attending the meeting in person.

(1)   You may vote by mail.

You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted:

•	as you instruct, and

•	according to the best judgment of Messrs. Offerman and Knoth if a proposal comes up for a vote at the Annual Meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

•	to approve the election of the nominated persons to the Company’s Board of Directors;

•	to ratify the appointment of the Company’s independent registered public accounting firm for the fiscal year ending March 30, 2012;

•	to approve and adopt the 2011 Equity Incentive Plan; and

•	according to the best judgment of Messrs. Offerman and Knoth if a proposal comes up for a vote at the Annual Meeting that is not on the proxy card.

(2)           You may vote in person at the Annual Meeting.

We will pass out written ballots to anyone who wants to vote at the Annual Meeting.  However, if you hold your shares in street name, you must bring to the Annual Meeting a valid proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name. We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•	sending a written notice to the Secretary of the Company, Mr. Robert Knoth, stating that you would like to revoke your proxy of a particular date; and

•	signing another proxy card with a later date and returning it before the polls close at the Annual Meeting, or attending the Annual Meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the Annual Meeting. Therefore, we urge you to fully execute you proxy card and return it so your vote will be counted.

How are votes counted?

You may vote “For” or “Withhold Authority” on electing nominated persons to be Class II Directors on the Board of Directors (Proposal 1), “For” or “Against” or “Abstain” with respect to the ratification of Jerome Rosenberg CPA, P.C., as our independent registered public accounting firm for fiscal year 2012 (Proposal 2), and “For” or “Against” or “Abstain” with respect to the approval and adoption of the 2011 Equity Incentive Plan (Proposal 3).

How many shareholders are needed either in person or by proxy to hold the Annual Meeting?

To hold the Annual Meeting and conduct business, a majority of the Company’s outstanding shares of common stock entitled to vote, in person or represented by proxy, must be present at the Annual Meeting. This is called a quorum.

Shares are counted as present at the Annual Meeting if the shareholder either:

•	is present and votes in person at the Annual Meeting, or

•	has properly submitted a proxy card.

How many votes are required to elect the nominated persons to be Class II Directors on the Board of Directors?

The affirmative vote of a plurality of the votes cast at the Annual Meeting of the shareholders by the holders of shares of common stock entitled to vote in the election is required to elect each director.

How many votes are required to approve other matters that may come before the shareholders at the Annual Meeting?

An affirmative vote of a majority of the votes cast at the Annual Meeting is required for approval of all other items being submitted to the shareholders for their consideration.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “FOR” vote for the election of the persons nominated to be Class II Directors and “FOR” the approval and adoption of the 2011 Equity Incentive Plan. Your shares will also be counted as a “FOR” vote to ratify the appointment of the Company’s independent registered public accounting firm for the fiscal year ending March 30, 2012.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also publish the final results in our quarterly report on Form l0-Q for the fiscal quarter following the results of the voting on this matter.  We will file that report with the Securities and Exchange Commission (“SEC”) , and you can obtain a copy by calling the SEC at l-800-SEC-0330 for the location of the nearest public reference room, or through the EDGAR system at www.sec.gov.

Who can help answer my questions?

You can contact our corporate headquarters at (718) 492-4440 or by sending to Mr. Robert Knoth at 140 58th Street, Bldg. B, Suite 8E, Brooklyn, New York 11220, any questions about proposals described in this proxy statement or how to execute your vote.

PROPOSAL 1 ELECTION OF DIRECTORS

Board Structure and Nominees

IEH's Certificate of Incorporation provides that the directors of IEH are to be elected in two (2) classes; each class to be elected to a staggered two (2) year term and until their successors are duly elected and qualified.  The Board of Directors currently consists of four (4) members divided into two (2) classes with two Class I Members and two Class II Members.  The Bylaws of IEH provide that the Board shall consist of between three and eleven persons, and the Board has currently set the number of persons on the Board at four (4) members.

The persons nominated for election to IEH's Board of Directors at the Annual Meeting are Allen Gottlieb and Gerald Chafetz who will serve, if elected, as Class II Directors of the Board.  The nominees currently serve on the Board of Directors.

The affirmative vote of a plurality of the votes cast at a meeting of the shareholders by the holders of shares of Common Stock entitled to vote in the election is required to elect each Director.  All proxies received by the Board of Directors will be voted for the election as Directors of the nominees as indicated below if no direction to the contrary is given.  In the event that either nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the holder of the proxy, for the election of another person in his stead.  The Board of Directors knows of no reason to anticipate this will occur.   No family relationships exist between any Director or nominee for election as a Director.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE TWO (2) NOMINEES FOR CLASS II DIRECTOR AS DESCRIBED IN THIS PROPOSAL 1.

The following table sets forth certain information as of the date hereof with respect to all of the Directors of IEH, including the two (2) nominees for election as Class II Directors to IEH's Board of Directors at the Annual Meeting.  The information provided below indicates the Directors whose terms of office expire at the Annual Meeting and the Directors whose term of office expires in 2013. The Directors whose terms of office expire at the Annual Meeting are the persons nominated to be Class II Directors for election at the Annual Meeting.

Name	Director Since	Age	Position with Corporation	Term Expires
Michael Offerman	1973	70	Chairman of the Board of Directors and President	2012

Murray Sennet	1970	88	Director	2012

Allen Gottlieb	1992	70	Director	2011

Gerald E. Chafetz	2009	68	Director	2011
____________________

Michael Offerman has been a member of IEH's Board of Directors since 1973.  In May, 1987, Mr. Offerman was elected President and Chief Executive Officer of IEH and has held that position since that date.  Prior to his becoming President and Chief Executive Officer, Mr. Offerman served as Executive Vice-President of IEH.

Murray Sennet has been a member of IEH's Board of Directors since 1968. Mr. Sennet was the Secretary and Treasurer of IEH at the time of his retirement in April, 1986.

            Allen Gottlieb (Nominee) has been a member of IEH’s Board of Directors since 1992.  Mr. Gottlieb is retired.  As previously disclosed by the Company, in February 2003 in the United States District Court for the Southern District of New York, the SEC obtained a civil judgment against certain persons including Mr. Gottlieb (Securities and Exchange Commission v. Stewart et al. 98 Civ. 2636 (S.D.N.Y.)) pursuant to which the defendants were found to have violated the antifraud provisions of Section 17A of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 promulgated under the Exchange Act.  As a result, the defendants including Mr. Gottlieb were permanently enjoined from future violations and were held liable for aggregate damages totaling approximately $3 million.  Mr. Gottlieb has appealed the judgment insofar as it pertains to him (including the payment of any damages) and the appeal is currently pending in the United States Court of Appeals for the Second Circuit.

Gerald E. Chafetz.   (Nominee) Mr. Chafetz, 68, is the President of GEC Enterprises, LLC which he founded in April 2010.  GEC Enterprises LLC provides consulting services to property management companies and a group of window and door retain stores.  Prior to April 2010, Mr. Chafetz had been the President of Capitol City Companies since 1989.  Capitol City Companies is a property management and home improvement business headquartered in

Hartford, Connecticut.  Prior to founding Capitol City Companies, he had an extended 22-year executive career in the textile industry with several knitwear and high fashion manufacturer.

Other Executive Officer

Robert Knoth joined IEH as Controller in January, 1990 and was elected Treasurer and Chief Financial Officer of IEH in March, 1990.  Mr. Knoth was elected as Secretary of IEH in September 1992 and Mr. Knoth has held these positions since said dates.  From 1986 to January, 1990, Mr. Knoth was employed as controller by G&R Preuss, Inc., a company engaged in the business of manufacturing truck bodies and accessories.

Significant Employees

Joan Prideaux joined the Company in April 1994, as Director of Sales and Marketing.  Joan has been in the connector business over 30 years and brings this experience to IEH.  She also served as a Vice President until January 2002.  Ms. Prideaux resigned as an executive officer in January 2002.  Prior to joining us, she was employed by Automatic Connector as Director of Sales.

Mark Iskin is the Director of Purchasing, a position he has held since September 2000.  On April 14, 2011, the Board of Directors appointed Mark to the position of Vice-President – Operations. Prior to joining the Company, Mr. Iskin worked as a materials and purchasing specialist in manufacturing and distribution companies. In his last position with an industrial distributor, Mr. Iskin was responsible for purchasing and managing vendors for the cutting tool section of the catalog. In addition, he participated in setting up and developing the Company’s forecasting and planning software related to that department’s procedures.

David Offerman joined IEH in September 2004 as the National Sales Manager.  On April 14, 2011, the Board of Directors appointed David to the position of Vice-President – Sales and Marketing.  Prior to joining IEH, David worked as an account executive and sales manager in the telecommunication industry.  David is the son of Michael Offerman, President and Chief Executive Officer of the Company.

Robert Romeo serves as Vice President of Engineering for IEH, a position he has held since October 2005.  Robert has corporate responsibility for engineering products and driving product enhancements to satisfy the demanding application requirements of IEH customers.  In addition, Robert is tasked with engineering new product developments in the IEH connector offerings to broaden the market base of potential customers.  These new connectors will introduce the traditional IEH quality and value to industries that specify exceptional reliability and performance in electrical and electronic equipment.  Before joining IEH, Robert worked for more than 20 years in positions of increasing responsibility for major national manufacturers of electrical and electronic goods for residential, industrial, government and OEM markets.

Paul Tzetzos joined IEH in November 2005 as a Quality Assurance Director.  Paul has over 20 years of experience in the field of Quality Assurance with the last 15 years as Director/Manager.  He is a degreed Engineer, with diversified knowledge in developing, implementing, maintaining, and improving Quality Systems, such as, ISO 9001:2000, EECS,

MIL-Q-9858A, ETC.  A certified Lead and Internal Auditor, Paul has a great deal of knowledge concerning military and industry specifications and standards.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and officers and persons who own, directly or indirectly, more than 10% of a registered class of IEH’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock of IEH.

Officers, directors and greater than 10% shareholders are required under federal law to furnish the Company with copies of all Section 16(a) reports that they file.  Based solely on review of the copies of such reports received by the Company, the Company believes that filing requirements applicable to officers, directors and 10% shareholders were complied with during the 2011 fiscal year.

Board Committees and Compensation, Board Meetings, and Director Independence

Our Board of Directors currently consists of four individuals. We believe that three (3) of our directors, Allen Gottlieb, Murray Sennet and Gerald Chafetz, would both qualify as “independent directors” within the meaning of the term as applied by the Nasdaq Stock Market Rule 4200(a)(15).  Our shares of Common Stock are not listed on the Nasdaq Stock Market.

Since the Board of Directors has historically and will in the immediate future consist of only a small number of directors, we have not formed any Board committees. All matters relating to audit, compensation, nominations and corporate governance are considered and acted upon by our Board of Directors.  Each Director receives an annual fee of $2,000 for serving as a member of the Board of Directors each fiscal year.  Murray Sennet has received the sum of $7,200 for consulting services provided to IEH for each of the last three fiscal years.

During the fiscal year ended March 25, 2011, the Board of Directors held one meeting by telephone conference call.  All Directors participated in such meeting of the Board.  In addition, during the fiscal year ended March 25, 2011, the Board of Directors took action by unanimous written consent on two occasions.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

The Board does not have a Compensation Committee.  There are no interlocks between our Directors and Directors of other companies.

Audit Committee and Audit Committee Financial Expert

We do not have an Audit Committee of the Board.  Because of our small size of operations and because our shares of Common Stock are not traded on an exchange or on the Nasdaq Stock Markets, we are not required by law or applicable regulations to have an Audit Committee.  The Board of Directors acts as a whole with respect to matters which might otherwise be acted upon by an Audit Committee.  Further, as a result of our financial condition, and limited financial resources to obtain directors’ and officers’ insurance and to provide financial incentives to Board members, we have been unable to attract other qualified persons to serve on our Board.

Our Board of Directors has determined that we do have one current director, Murray Sennet, who qualifies as an audit committee financial expert pursuant to Item 401 of SEC Regulation S-K.

Nominations to the Board of Directors

Given the small size of our operations, and our lack of financial resources, we do not have a separate Nominating Committee of our Board of Directors.  As a result, our Board acts as a whole with respect to the consideration of additional candidates for service on the Board.  The Board considers candidates for election to our Board of Directors, whether recommended by security holders or otherwise, in accordance with the following criteria, applicable to all candidates:

•	Nominees shall have a reputation for integrity, honesty and adherence to high ethical standards.
•
Nominees should have demonstrated business acumen, experience and the ability to exercise sound judgment in matters that relate to current and long-term objectives of IEH and should be willing and able to contribute positively to our decision-making process.

•	Nominees should have a commitment to understand IEH and its industries and to regularly attend and participate in meetings of the Board and its committees.
•
Nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of IEH, which include shareholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all shareholders.

•
Nominees should not have, nor appear to have, a conflict of interest that would impair the nominees’ ability to represent the interests of all of IEH shareholders and to fulfill the responsibilities of a director.

•	Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, disability or any other basis proscribed by applicable law.

The renomination of existing directors is not viewed as automatic, but is based on continuing qualification under the criteria set forth above.  In addition, the Board considers the existing directors’ performance on the Board and any committee thereof.  The Board also considers the backgrounds and qualifications of the directors considered as a group and our ability to attract other persons to serve in light of our industry, financial condition and financial resources.  The Board desires to ensure that the Board, when taken as a whole, should provide a significant breadth of experience, knowledge and abilities that shall assist the Board in fulfilling its responsibilities. The two persons standing for election at the Annual Meeting are being renominated by the Company.

Procedure to be Followed by Shareholders in Submitting Director Candidate Recommendations

Any shareholder who desires the Board to consider one or more candidates for nomination as a director should either by personal delivery or by United States mail, postage prepaid, deliver a written recommendation addressed to the Chairman of the Board of Directors, at 140 58th Street Building B, Suite 8E, Brooklyn, New York 11220, not later than (i) with respect to an election to be held at an Annual Meeting of Shareholders, 120 days prior to the anniversary date of the immediately preceding Annual Meeting; and (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, the close of business on the 10th day following the date on which notice of such meeting is first given to shareholders. Each written recommendation should set forth: (a) the name and address of the shareholder making the recommendation and of the person or persons recommended; (b) the consent of such person(s) to serve as a director(s) of IEH if nominated and elected; (c) description of how the person(s) satisfy the general criteria for consideration as a candidate referred to above and (d) a biography or similar information regarding the person being nominated as would satisfy the information requirements required under the rules and regulations of the SEC for inclusion in a proxy statement.

Communications with the Board of Directors

Any shareholder who wishes to communicate with the Board of Directors should send a written letter to the Secretary of the Company, at the Company’s principal address.  Letters may be directed to the Board as a whole or to individual members.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE TWO (2) NOMINEES FOR CLASS II DIRECTOR AS DESCRIBED IN THIS PROPOSAL 1.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Jerome Rosenberg CPA, P.C. has served as our independent registered public accounting firm since April 1991. The Board of Directors has reappointed Jerome Rosenberg CPA, P.C. as our independent registered public accountants for the fiscal year ending March 30, 2012, and has further directed that management submit the selection of Jerome Rosenberg CPA, P.C. as our independent registered public accountants for ratification by the shareholders at the Annual Meeting. Shareholder ratification of the selection of Jerome Rosenberg CPA, P.C., our independent registered public accounting firm, is not required by our bylaws, New York corporate law or otherwise. The Board of Directors has elected to seek such ratification as a matter of good corporate practice. Should the shareholders fail to ratify the selection of Jerome Rosenberg CPA, P.C. as our independent registered public accounting firm, the Board of Directors will reconsider whether to retain that firm for fiscal year 2012. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent registered accounting firm at any time during the year if they determine that such a change would be in the best interests of our shareholders and the Company. Representatives of Jerome Rosenberg CPA, P.C. are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The Board of Directors has reappointed Jerome Rosenberg CPA, P.C. as our independent registered public accounting firm for the fiscal year ending March 30, 2012. During the fiscal year ended March 25, 2011, the audit services provided by Jerome Rosenberg CPA, P.C. consisted of examination of financial statements, services relative to filings with the SEC, and consultation in regard to various accounting matters.

During the fiscal years ended March 25, 2011 and March 26, 2010, respectively, the total fees billed for professional audit, non-audit services and other services rendered by our independent registered public accounting firm were as follows:

Audit Fees.  During the fiscal years ended March 25, 2011 and March 21, 2010, respectively, IEH paid an aggregate of $43,000 and $40,000, respectively, each year to Jerome Rosenberg, CPA, P.C. for fees related to the audit of its financial statements.

Audit Related Fees; Financial Systems Design and Implementation.  During the fiscal years ended March 25, 2011 and March 26, 2010, no fees were paid to Jerome Rosenberg, CPA, P.C. with respect to financial systems design or implementation.

Tax Fees.  During the fiscal years ended March 25, 2011 and March 26, 2010, the Company paid to Jerome Rosenberg, CPA, P.C. the sums of $3,800 and $3,200, respectively, for tax compliance, tax advice and tax planning services.

All Other Fees.  During the fiscal years ended March 25, 2011 and March 26, 2010,  IEH did not pay any other fees for services to its auditor.

The Board of Directors has determined that the services provided by Jerome Rosenberg, CPA, P.C. and the fees paid to it for such services during the fiscal year ended March 25, 2011 has not compromised the independence of Jerome Rosenberg, CPA, P.C.  We do not have an Audit Committee of the Board.  Because of our small size of operations and because we are not traded on an exchange or on the Nasdaq Stock Markets, we are not required by law or applicable regulations to have an Audit Committee.  The Board acts as a whole with respect to all matters which might otherwise be acted upon by an Audit Committee.

Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting is required for the ratification of Jerome Rosenberg CPA, P.C. as our independent registered public accounting firm for the fiscal year ending March 30, 2012. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF JEROME ROSENBERG CPA, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2012 AS DESCRIBED IN THIS PROPOSAL NO. 2.

PROPOSAL 3
APPROVAL AND ADOPTION OF 2011 EQUITY INCENTIVE PLAN

At the Annual Meeting, IEH’s shareholders will be asked to consider and vote upon a proposal to approve and adopt the 2011 Equity Incentive Plan (for purposes of this discussion referred to as the “2011 Plan”) which will permit us to provide stock option awards to our employees, consultants and other eligible participants. If approved and adopted by our shareholders, the 2011 Plan will serve as our primary equity incentive plan for our employees and other eligible participants. The Board of Directors unanimously approved the 2011 Plan as of August 5, 2011, subject to shareholder approval.   The 2011 Plan, if approved, will provide us with meaningful flexibility in rewarding future employees, our current employees and those other individuals who provide significant services to us. The Board determined to approve and adopt the 2011 Plan since the Company’s primary employee compensation plan, the 2002 Employee Stock Option Plan (the “2002 Plan”), will expire this year.  We have not issued any options under the 2002 Plan and do not expect to issue any options prior to its expiration.

The principal reason for approving and adopting the 2011 Plan is that the 2002 Plan is expiring this year.  We are seeking shareholder approval in order to comply with the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and the requirements under Section 422 of the Code with respect to incentive stock options to the extent such options are granted under the 2011 Plan.  On July 21, 2011, the last day on which trading occurred prior to the printing of proxy materials for the Annual Meeting, the last reported sale price of the Company’s common stock on Electronic Bulletin Board (OTCBB) was $5.00 per share.

Purposes of the 2011 Plan

The 2011 Plan is intended to provide qualifying employees and other eligible participants with equity ownership in IEH, thereby strengthening their commitment to our success, promoting the identity of interests between our shareholders and such employees and consultants and stimulating their efforts on our behalf, and to also assist us in attracting and retaining talented personnel. Assuming approval and adoption of this proposal, the ratio of the number of shares available for awards under the 2011 Plan in relation to the number of outstanding shares of common stock is the same as that under the expiring 2002 Plan. The 2011 Plan requires us to obtain our shareholders’ approval before adding additional shares to the 2011 Plan (there will be no automatic replenishment of authorized shares).

If the 2011 Plan is approved and adopted, we may grant stock option awards and restricted stock awards to employees and other eligible participants under the 2011 Plan. All awards will be subject to the approval of the Board or a committee established by the Board. The Board believes that the adoption of the 2011 Plan is in the best interests of IEH and its shareholders. As of the date of this proxy statement, we have not approved specific option grants under the 2011 Plan.

The Board of Directors believes that the 2011 Plan is necessary for us to attract and retain capable persons to serve as employees of the company. The Board believes that the Company competes with numerous other companies for a limited number of talented persons.  As a result the Company needs to be able to provide incentives to such persons. It is the Board’s opinion that the grant of stock options or restricted stock has several attractive characteristics, both to employees and the Company, which make such grants more attractive than raising the level of cash compensation. First, granting stock options provides an incentive to individuals because they share in the growth of the Company. The Company benefits because these persons will be more motivated to work for the Company’s success. Second, the grant of options preserves the our cash resources. Further, the grant of options aligns the interest of our shareholders and employees by promoting the identity of their interests. Restricted stock awards also promote the idea of incentive because employees and other recipients share in the performance of the Company.  Restricted stock awards can also be used to provide non-cash compensation, thereby saving cash for use by the Company Finally, since we compete with other companies for qualified persons, many of which companies are better financed than us, we expect that our equity compensation program will help us attract and incentivize our employees and other eligible participants.

Summary of 2011 Plan

The following is a summary of the principal provisions of the 2011 Plan. This summary is qualified in its entirety by reference to the full text of the 2011 Plan, which is included as Exhibit A hereto.

Shares Reserved for Issuance. The 2011 Plan includes a reserve of 750,000 shares of our common stock that will be available for issuance under the plan, subject to adjustment to reflect stock splits and similar events. Shares that are subject to issuance upon exercise of an option but cease to be subject to such option for any reason (other than exercise of such option), and shares that are subject to an award that is granted but is subsequently forfeited, or that are subject to an award that terminates without shares being issued, will again be available for grant and issuance under the 2011 Plan.  As under the 2000 Plan, options granted under the proposed 2011 Plan may be designated as options which qualify for incentive stock option treatment (“ISOs”) under Section 422 of the Code, or options which do not so qualify, i.e., non-qualified stock options (“NQSOs”).

 Administration.  The Board, or a committee of directors if appointed (i.e., a compensation committee), will administer the 2011 Equity Plan (for purposes of this discussion we refer to the Board or the committee appointed by the Board as the “Committee”). The Committee determines the persons who are to receive awards, the number of shares subject to each such award and the other terms and conditions of such awards. The Committee also has the authority to interpret the provisions of the 2011 Plan and of any awards granted thereunder and to modify awards granted under the 2011 Plan.  Such committee of the Board must consist of at least two or more members of the board, all of whom, may qualify as “outside directors” as defined for purposes of the regulations under Section 162(m) of the Code of 1986 and as “non-employee directors” under Section (b)(3)(i) of Rule 16b-3, under the Exchange Act. The Committee has the discretion to determine the eligible persons to whom, and the times and the price at which, options will be granted; whether such options shall be ISOs or NQSOs; the periods during which each option will be exercisable; and the number of shares subject to each option. The Committee has full authority to interpret the 2011 Plan and to establish and amend rules and regulations relating thereto.

Duration, Amendment and Termination. The 2011 Plan was initially approved by our Board as of August 5, 2011 and will expire on such date in 2021, unless sooner terminated by the Board of Directors. In addition to the power to terminate the 2011 Plan at any time, the Board of Directors also has the power to amend the 2011 Plan; provided, no amendment to the 2011 Plan may be made without shareholder approval if: (a) shareholder approval  is required under the listing requirements of any securities exchange or national market system on which our equity securities are listed; or (b) the amendment would: (i) increase the total number of shares reserved under the 2011 Plan; (ii) change the minimum option prices set forth in the 2011 Plan; (iii) increase the maximum term of options; (iv) materially increase the benefits accruing to the participants under the 2011 Plan; or (v) materially modify the requirements as to eligibility under the 2011 Plan.

Eligibility. The 2011 Plan provides that awards may be granted to employees, officers, consultants, members of the Board of Directors and others providing services to IEH and its subsidiaries, as the Committee may determine. The actual number of individuals who will receive awards cannot be determined in advance because the Committee has discretion to select the participants.

Terms of Options. As discussed above, the Committee determines many of the terms and conditions of awards granted under the 2011 Plan, including whether an option will be an ISO or NQSO. An option designated as an ISO is intended to qualify as such under Section 422 of the Code. Thus, the aggregate fair market value, determined at the time of grant, of the shares with respect to which ISO’s are exercisable for the first time by an individual during any calendar year may not exceed $100,000. NQSOs are not subject to this requirement. Each option is evidenced by an agreement in such form as the Committee approves and is subject to the following conditions (as described in further detail in the 2011 Plan):

Vesting and Exercisability: Options and restricted stock awards become vested and exercisable, as applicable, within such periods, or upon such events, as determined by the Committee and as set forth in the related stock option agreement.  The Committee expects that options and awards will normally, but not always, vest in three increments.  The maximum term of each option is ten years from the date of grant.

Exercise Price: Each stock option agreement states the exercise price, which with respect to an ISO, may not be less than 100% of the fair market value of one share of our common stock on the date of the grant (and not less than 110% with respect to an ISO granted to a 10% or greater stockholder). Exercise prices of NQSO options may be less than such fair market value. The exercise price is typically payable in cash or by check, but may also be payable, at the discretion of the Committee, in other forms of legal consideration. The 2011 Plan will also include a requirement that option holders that wish to pay for the exercise price of their option with shares of the Company’s common stock must have beneficially owned such stock for at least six months prior to the exercise date.

Termination of Employment: Options and restricted stock awards cease vesting on the date of termination of service or the death or disability of the participant. Options granted under the 2011 Plan generally expire three months after the termination of the participant’s service to IEH, except in the case of death or disability, in which case the awards generally may be exercised up to 12 months following the date of death or termination of service. However, if the participant is terminated for cause, the participant’s options will expire upon termination. In addition, under the 2011 Plan, the Committee would have the authority to extend the time period within which the holder of a NQSO would be permitted to exercise the option after the termination of his or her employment.

Change of Control: Subject to any decision by the Board of Directors or Committee to provide otherwise at the time an option is granted or subsequent thereto, each outstanding option or stock award granted under the 2011 Plan shall, except as otherwise provided in the stock option agreement or restricted stock award, become exercisable in full for the aggregate number of shares covered thereby shall vest unconditionally on the first day following the occurrence of a change in control transaction, as defined in the 2011 Plan.

Transferability.  During a participant’s lifetime, an option may be exercisable only by the participant and options granted under the 2011 Plan and may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution.  Notwithstanding the foregoing, to the extent permitted by applicable law, the Committee may permit a recipient of a NQSO to: (i) designate in writing during the participant’s lifetime a beneficiary to receive and exercise such NQSO in the event of such participant’s death; or (ii) transfer a NQSO. Any other attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option under the 2011 Plan shall be null and void.

Adjustments. In the event any change is made to the common stock issuable under the 2011 Plan by reason of any stock split, stock dividend, combination of shares or recapitalization, appropriate adjustment will be made to the share reserve of the 2011 Plan and to the number of shares and the exercise price of the common stock subject to outstanding options and stock awards.

Terms of Restricted Stock Awards. Restricted stock awards may be issued either alone or in addition to other awards granted under the 2011 Plan, and are also available as a form of payment of performance awards and other earned cash-based incentive compensation. The Committee determines the terms and conditions of restricted stock awards, including the number of shares of common stock granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component.

Rights as Shareholder. Unless otherwise provided in the award agreement, the holder of a restricted stock award will have the rights of a shareholder from the date of grant of the award, including the right to vote the shares of common stock and the right to receive distributions on the shares (subject to the requirements for dividends on restricted stock awards that vest based on the achievement of performance goals as described under “Dividends; Dividend Equivalents” below). Except as otherwise provided in the award agreement, any shares or other property (other than cash) distributed with respect to the award will be subject to the same restrictions as the award (subject to the requirements for dividends on restricted stock awards that vest based on the achievement of performance goals as described under “Dividends; Dividend Equivalents” below).

Performance Criteria. At the Committee’s discretion, performance goals for restricted stock awards may be based on the attainment of specified levels of one or more of the following criteria: (a) earnings per share; (b) operating income (before or after taxes); (c) net income (before or after taxes); (d) net sales; (e) cash flow; (f) gross profit; (g) gross profit return on investment; (h) gross margin return on investment; (i) gross margin; (j) working capital; (k) earnings before interest and taxes; (l) earnings before interest, tax, depreciation and amortization; (m) return on equity; (n) return on assets; (o) return on capital; (p) return on invested capital; (q) net revenues; (r) gross revenues; (s) revenue growth or product revenue growth; (t) total shareholder return; (u) appreciation in and/or maintenance of the Company’s market capitalization; (v) cash flow or cash flow per share (before or after dividends); (w) economic value added; (x) the fair market value of the shares of the Company’s common stock; (y) the growth in the value of an investment in the Company’s common stock assuming the reinvestment of dividends; (z) reduction in expenses or improvement in or attainment of expense levels or working capital levels; (aa) financing and other capital raising transactions; (bb) debt reductions; (cc) regulatory achievements (including submitting or filing applications or other documents with regulatory authorities, having any such applications or other documents accepted for review by the applicable regulatory authority or receiving approval of any such applications or other documents); or (dd) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property). The performance goals may be based solely by reference to our performance or the performance of one or more of our subsidiaries, divisions, business segments or business units, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude under the terms of the performance awards the impact of an event or occurrence which the Committee determines should appropriately be excluded, including: (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges; (ii) an event either not directly related to our operations or not within the reasonable control of our management; or (iii) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles.

Dividends; Dividend Equivalents.  Any dividends or dividend equivalents provided with respect to restricted stock that are subject to the attainment of specified performance goals will be subject to the same restrictions and risk of forfeiture as the restricted stock award.

Federal Income Tax Implications of the 2011 Plan

The following discussion summarizes certain federal income tax consequences of the issuance and receipt of options under the 2011 Plan under the law as in effect on the date of this proxy statement. The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with the 2011 Plan, nor does it cover state, local or non-U.S. taxes. Recipients of awards under the 2011 Plan, as amended from time to time, are advised to consult their personal tax advisors with regard to all tax consequences arising with respect to their awards.

ISOs. In general, an optionee realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the optionee. With certain exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the optionee (and a deduction to the Company) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which the Company is not entitled to a deduction. If the optionee does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which the Company is not entitled to a deduction.

NQSOs. In general, in the case of a NQSO, the optionee has no taxable income at the time of grant but realizes income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price; a corresponding deduction is available to the Company; and upon a subsequent sale or exchange of the shares, any recognized gain or loss after the date of exercise is treated as capital gain or loss for which the Company is not entitled to a deduction. In general, an ISO that is exercised by the optionee more than three months after termination of employment is treated as an NQSO. ISOs are also treated as NQSOs to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.Restricted Stock Awards. The participant will not realize ordinary income on the grant of a restricted stock award, but will realize ordinary income when the shares subject to the award become vested in an amount equal to the excess of: (i) the fair market value of the shares on the vesting date; over (ii) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of: (i) the fair market value of the shares on the date of issuance; over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the participant will not realize any additional taxable income when the shares become vested. The participant will not realize ordinary income on the grant of a restricted stock unit award, but will realize ordinary income when the shares subject to the award are issued to the participant after they become vested. The amount of ordinary income will be equal to the excess of: (i) the fair market value of the shares on the date they are issued; over (ii) the purchase price, if any, paid for the award. Upon disposition of shares of common stock acquired under a restricted stock award, performance award or restricted stock unit award, the participant will realize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the shares plus any amount realized as ordinary income upon grant (or vesting) of the shares.

Company Tax Deduction. We generally will be entitled to a tax deduction in connection with an award under the 2011 Plan, subject to the provisions of Section 162(m) of the Code, in an amount equal to the ordinary income realized by a participant at the time the participant realizes such income (for example, on the exercise of a nonqualified stock option). Section 162(m) of the Code may limit the deductibility of compensation paid to the Company’s chief executive officer and to each of the next three most highly compensated executive officers other than the Company’s chief financial officer. Under Section 162(m) of the Code, the annual compensation paid to any of these executives will be deductible to the extent that it does not exceed $1,000,000 or if the compensation is “performance-based compensation” under Section 162(m) of the Code. Compensation attributable to stock options under the 2011 Plan should qualify as performance-based compensation if the awards are made by the Committee (provided the Committee is composed of “outside directors” (as defined in Section 162(m) of the Code)) and the exercise or grant price of the award is no less than the fair market value of our common stock on the date of grant. Compensation attributable to restricted stock awards should qualify as performance-based compensation if: (i) the compensation is approved by the Committee; (ii) the compensation is paid only upon the achievement of an objective performance goal established in writing by the Committee while the outcome is substantially uncertain; and (iii) the Committee certifies in writing prior to the payment of the compensation that the performance goal has been satisfied.

Termination of Employment. Subject to the parameters set forth in the 2011 Plan, the Committee will determine and set forth in the award agreement whether any awards will continue to be exercisable, and the terms of such exercise, on and after the date the participant ceases to be employed by, or to otherwise provide services to, us, whether by reason of death, disability, voluntary or involuntary termination of employment or service, or otherwise.

New Plan Benefits. No awards have been granted to date under the 2011 Plan. The amount of awards to be received by any individual under the 2011 Plan, or that would have been received by any individual under the 2011 Plan if it would have been in effect during the last fiscal year, is not determinable at the present time, as all such determinations under the 2011 Plan are to be made by the Committee administering the plan in its sole discretion.

Vote Required and Board Recommendation

Approval of this proposal to approve and adopt the 2011 Plan requires the affirmative vote of a majority of the votes cast at the annual meeting.  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL AND ADOPTION OF THE 2011 EQUITY INCENTIVE PLAN AS DESCRIBED IN THIS PROPOSAL 3.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary Compensation Table

The following table sets forth below the summary compensation paid or accrued by the Company during the fiscal years ended March 25, 2011, March 26, 2010 and March 27, 2009, for the Company’s President and Chief Executive Officer and Chief Financial Officer:

Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Total
Michael Offerman, Chief Executive Officer, President (1)	March 25, 2011 March 26, 2010 March 27, 2009	$203,191 175,538 158,500	$45,000 47,000 35,000	$0 0 0	$248,191 222,538 193,500
Robert Knoth, Chief Financial Officer	March 25, 2011 March 26, 2010 March 27, 2009	$149,833 130,404 119,601	$36,000 34,000 25,000	$0 0 0	$185,833 164,404 144,601

(1)
During the years ended March 25, 2011, March 26, 2010 and March 27, 2009, the Company provided automobile allowances to Mr. Offerman.  This does not include the aggregate incremental cost to the Company of such automobile or automobile allowances.

No officer of the Company (other than Mr. Offerman and Mr. Knoth) received compensation (salary and bonus) in excess of $100,000 during any of the fiscal years ended March 25, 2011, March 26, 2010 and March 27, 2009.

Employment Agreements with Named Executive Officers

The following are summaries of the agreements with our named executive officers. The agreements provide the general framework and the specific terms for the compensation of the named executive officers.

Robert Michael Offerman

On September 4, 2009, the Company entered into an agreement with Mr. Offerman, the terms of which are summarized below, to provide for certain retirement benefits to him.

Under the agreement, Mr. Offerman will be entitled to serve as an executive officer of the Company for the “Active Period” which is defined as such period until he attains the age of 70 years or further period of employment beyond such date if extended by mutual agreement of the Company and Mr. Offerman. The “Retirement Period” is defined as the period beginning with the executive attaining the age of 70 years and continuing until ten (10) years thereafter, unless his employment has been previously terminated or extended by mutual agreement of the Company and the executive. The Retirement Period shall take effect only on termination of the Active Period.

The Active Period shall terminate on the first to occur of the following events: (i) Expiration of the later of either the original time limit for such Active Period, or the renewal or extension thereof by the Company; (ii) executive attaining the age of 70 years, unless his Active Period of employment has been extended by mutual agreement of executive and the Company; (iii) Death of executive before attaining an age of 70 years; (iv) Disability of executive before attaining an age of 70 years; (v) Termination of Executive by mutual consent of executive and the Company before attaining age 70 years; or (vi) The passage of sixty (60) days following receipt by executive of notice in writing from Company's intention to terminate the employment relationship for Cause.  "Cause" means: (i) willful malfeasance or willful misconduct by executive in connection with his employment; (ii) executive's gross negligence in performing any of his duties under the employment agreement; (iii) executive's conviction of, or entry of a plea of guilty to, or entry of a plea of nolo contendre with respect to, any crime other than a traffic violation or infraction which is a misdemeanor; (iv) executive's material breach of any written policy applicable to all executives adopted by the Company which is not cured to the reasonable satisfaction of the Company within thirty (30) business days after notice thereof; or (v) material breach by executive of any of his obligations under the employment agreement which is not cured to the reasonable satisfaction of the Company within thirty (30) business days after notice thereof.

The Retirement Period shall terminate with the first to occur of any of the following events: (i) Expiration of the time limit for such Retirement Period; (ii) The death of executive, subject to the provisions of termination payments to the executive’s estate or beneficiaries for the remainder of the executive’s 10-year Retirement Period; (iii) Violation by executive of provisions of the employment agreement relating to employment duties and competitive activities, such termination being a termination for Cause. The Company shall give sixty (60) days notice, in writing, to executive of its intention to terminate for Cause; or (iv) Termination by mutual consent of the Company and executive.

Compensation

During the Active Period, Mr. Offerman’s compensation shall be fixed by the Board of Directors of the Company from time to time. During the fiscal year ending March 25, 2011, Mr. Offerman received a salary of $203,191.

During the Retirement Period, the amount payable shall be at the rate of $50,000 per year annum for a period of ten (10) years, payable in equal monthly, with the first payment to be made on the 1st day of the next month following the month in which the last to occur of the following events: (a) executive has attained the age of 70 years; or (b) if executive's employment and active service has been extended by the Company beyond executive attaining the age of 70 years, from the date of termination of such active service.

Termination Payments

On termination of his Active Period, except by reason of termination by the Company for Cause or by mutual consent of executive and the Company, executive shall be paid at the rate of $50,000 per annum for a period of ten (10) years, payable in equal monthly installments.  If executive, however, dies after commencement of the Retirement Period and before the expiration of the ten (10) year Retirement Period, the monthly payments shall be made to executive's estate, or to the beneficiary or beneficiaries designated by executive in writing, on an appropriate form as may be submitted to the Company by executive, for the balance of the Retirement Period.

However, the aggregate of such termination payments under the employment agreement shall not in any event exceed the sum of $500,000.

Robert Knoth

On September 1, 2010, the Company entered into an agreement with Mr. Knoth, the terms of which are summarized below, to provide for certain retirement benefits to him.

Under the agreement, Mr. Knoth will be entitled to serve as an executive officer of the Company for the “Active Period” which is defined as such period until he attains the age of 70 years or further period of employment beyond such date if extended by mutual agreement of the Company and Mr. Knoth. The “Retirement Period” is defined as the period beginning with the executive attaining the age of 70 years and continuing until ten (10) years thereafter, unless his employment has been previously terminated or extended by mutual agreement of the Company and the executive. The Retirement Period shall take effect only on termination of the Active Period.

The Active Period shall terminate on the first to occur of the following events: (i) Expiration of the later of either the original time limit for such Active Period, or the renewal or extension thereof by the Company; (ii) Executive attaining the age of 70 years, unless his Active Period of employment has been extended by mutual agreement of executive and the Company;(iii) Death of executive before attaining an age of 70 years;(iv) Disability of executive before attaining an age of 70 years; (v) Termination of Executive by mutual consent of executive and the Company before attaining age 70 years; or (vi) The passage of sixty (60) days following receipt by executive of notice in writing from Company's intention to terminate the employment relationship for Cause.  "Cause" means: (i) willful malfeasance or willful misconduct by executive in connection with his employment; (ii) executive's gross negligence in performing any of his duties under the employment agreement; (iii) executive's conviction of, or entry of a plea of guilty to, or entry of a plea of nolo contendre with respect to, any crime other than a traffic violation or infraction which is a misdemeanor; (iv) executive's material breach of any written policy applicable to all executives adopted by the Company which is not cured to the reasonable satisfaction of the Company within thirty (30) business days after notice thereof; or (v) material breach by executive of any of his obligations under the employment agreement which is not cured to the reasonable satisfaction of the Company within thirty (30) business days after notice thereof.

The Retirement Period shall terminate with the first to occur of any of the following events: (i) Expiration of the time limit for such Retirement Period; (ii) The death of executive, subject to the provisions of termination payments to the executive’s estate or beneficiaries for the remainder of the executive’s 10-year Retirement Period; (iii) Violation by executive of provisions of the employment agreement relating to employment duties and competitive activities, such termination being a termination for Cause. The Company shall give sixty (60) days notice, in writing, to executive of its intention to terminate for Cause; or (iv) Termination by mutual consent of the Company and executive.

Compensation

During the Active Period, Mr. Knoth’s compensation shall be fixed by the Board of Directors of the Company from time to time. During the fiscal year ending March 25, 2011, Mr. Knoth received a salary of $149,833.

During the Retirement Period, the amount payable shall be at the rate of $12,000 per year annum for a period of ten (10) years, payable in equal monthly installments of $1,000, with the first payment to be made on the 1st day of the next month following the month in which the last to occur of the following events: (a) executive has attained the age of 70 years; or (b) if executive's employment and active service has been extended by the Company beyond executive attaining the age of 70 years, from the date of termination of such active service.

Termination Payments

On termination of his Active Period, except by reason of termination by the Company for Cause or by mutual consent of executive and the Company, executive shall be paid at the rate of $12,000 per annum for a period of ten (10) years, payable in equal monthly installments of $1,000.  If executive, however, dies after commencement of the Retirement Period and before the expiration of the ten (10) year Retirement Period, the monthly payments shall be made to executive's estate, or to the beneficiary or beneficiaries designated by executive in writing, on an appropriate form as may be submitted to the Company by executive, for the balance of the Retirement Period.

However, the aggregate of such termination payments under the employment agreement shall not in any event exceed the sum of $120,000.

Stock Option Plan

On September 21, 2001 the Company’s shareholders approved the adoption of the Company’s 2002 Employees Stock Option Plan (“2002 Plan”) to provide for the grant of options to purchase up to 750,000 shares of the Company’s Common Stock to all employees, including senior management. The plan terminates on September 21, 2011 and the Company has not issued any options or awards under the 2002 Plan to date.  In anticipation of the termination of this 2002 Plan, the Company’s Board of Directors has approved, subject to shareholder approval, a new employee stock plan which is being submitted to shareholders under Proposal 3 and is described elsewhere in this Proxy Statement.

Options granted to employees under the 2002 Plan may be designated as options which qualify for incentive stock option treatment under Section 422A of the Internal Revenue Code, or option which do not so qualify. Under the 2002 Plan, the exercise price of an option designated as an incentive stock option shall not be less than the fair market value of the Company’s Common Stock on the day the option is granted. In the event an option designated as an incentive stock option is granted to a ten percent (10%) shareholder, such exercise price shall be at least 110 percent (110%) of the fair market value or the Company’s Common Stock and the option must not be exercisable after the expiration of five years from the day of the grant.  Exercise prices of non-incentive stock options may be less than the fair market value of the Company’s Common Stock.

The aggregate fair market value of shares subject to options granted to a participant, which are designated as incentive stock options, and which become exercisable in any calendar year, shall not exceed $100,000. As of March 25, 2011, no options had been granted under the 2002 Plan.  Further, no options have been granted since March 25, 2011 to the date of this proxy statement and none are expected to be granted before the 2002 Plan’s expiration.

Cash Bonus Plan

In 1987, the Company adopted a cash bonus plan for executive officers (“Cash Bonus Plan”).  Contributions to the Cash Bonus Plan are made by the Company only after pre-tax operating profits exceed $150,000 for a fiscal year, and then to the extent of 10% of the excess of the greater of $150,000 or 25% of pre-tax operating profits.  The contribution for the fiscal years ended March 25, 2011 and March 26, 2010 was $173,000 and $163,000, respectively.

VOTING SECURITIES AND SECURITY OWNERSHIP
OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The securities entitled to vote at the Annual Meeting are IEH's Common Stock. The presence, in person or by proxy, of a majority of shares of Common Stock issued and outstanding entitled to vote will constitute a quorum for the Annual Meeting.  Each share of Common Stock entitles its holder to one vote on each matter submitted to shareholders.  The close of business on August 5, 2011 has been fixed as the Record Date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.  At that date, 2,303,468 shares of Common Stock were issued and outstanding.  Voting of the shares of Common Stock is on a non-cumulative basis.

The following table sets forth certain information as of August 5, 2011 with respect to: (i) the persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934), known by IEH to be the beneficial owner of more than five percent (5%) of any class of IEH's voting securities; (ii) each Executive Officer and Director who owns Common Stock in IEH; and (iii) all Executive Officers and Directors as a group.  As of August 5, 2011, there were 2,303,468 shares of Common Stock issued and outstanding.

Title of Class	Name and Address of Beneficial Owner	Amount of and Nature of Beneficial Ownership	Percentage of Class

Common Stock $.01 Par Value	Michael Offerman(1) c/o IEH Corporation 140 58th Street Brooklyn, NY 11220	923,784	40.0%

	Murray Sennet c/o IEH Corporation 140 58th Street Brooklyn, NY 11220	24,500	1.1%

	Allen Gottlieb c/o IEH Corporation 140 58th Street Brooklyn, NY 11220	0	0

	Gerald E. Chafetz c/o IEH Corporation 140 58th Street Brooklyn, NY 11220	0

	Robert Knoth c/o IEH Corporation 140 58th Street Brooklyn, NY 11220	2,115	*

	David and Nancy Lopez (2) 171 Edge of Woods Road Southampton, NY 11969	188,500	8.2%

	Hummingbird Management, LLC(3) 145 E. 57th Street, 8th Floor New York, NY 10022	304,422	13.2%

All Officers & Directors as a Group (5 in number)		950,399	41%
______________________
* Less than 1%.

(1)	43,600 shares of Common Stock are jointly owned by Mr. Offerman and his wife, Gail Offerman.

(2)	Based on a Schedule 13D Amendment dated August 5, 2005 filed by reporting person.

(3)	Based on a Schedule 13D dated April 26, 2007 filed by reporting person.

All shares set forth above are directly owned by the named individual unless otherwise stated.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Except as disclosed herein, we have not entered into any material transactions or series of similar transactions with any director, executive officer or any security holder owning 5% or more of our Common Stock. For information concerning employment agreements with, and compensation of, our executive officers and directors, see the disclosure in the section of this proxy statement captioned “Executive Compensation and Related Information.”

Messrs Sennet, Gottlieb and Chafetz are deemed independent directors of the Company.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has approved a rule governing the delivery of disclosure documents. This rule allows us to send a single copy of this proxy statement to any household at which two or more of our shareholders reside, if we believe that the shareholders are members of the same family.

Some banks, brokers and other intermediaries may be participating in this practice of “householding” proxy statements and annual reports. This rule benefits both the Company and its shareholders as it reduces the volume of duplicate information received at a shareholder’s house and helps reduce our expenses. Each shareholder, however, will continue to receive individual proxy cards or voting instructions forms. Shareholders that have previously received a single set of disclosure documents may request their own copy by contacting their bank, broker or other nominee record holder. We will also deliver a separate copy of this proxy statement to any shareholder upon written request to Corporate Secretary, IEH Corporation, 140 58th Street, Suite 8E, Brooklyn, New York 11220.

SHAREHOLDER PROPOSALS

Eligibility to Submit a Proposal.  Under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, in order to be eligible to submit a proposal, you must have continuously held at least $2,000 in market value, or 1%, of the Company’s securities entitled to be voted on the proposal at the meeting for at least one year by the date you submit the proposal. You must continue to hold those securities through the date of the meeting.

Inclusion in Next Year’s Proxy Statement. A shareholder who desires to have his or her proposal included in next year’s proxy statement must deliver the proposal to our principal executive offices (at the address noted above) no later than the close of business on April 10, 2012.

Presentation at Meeting.  Rule 14a-4(c) under the Exchange Act provides that if a proponent of a proposal fails to notify us at the address below at least 45 days prior to the month and day of mailing of the prior year’s proxy statement (or any date specified in an advance notice provision), then the management proxy holders will be allowed to use their discretionary voting authority with respect to the voting of proxies when the proposal is presented at the meeting, without any discussion of the matter in the proxy statement. With respect to our 2012 annual meeting of shareholders, if we are not provided notice of a stockholder proposal, which the shareholder has not previously sought to include in our proxy statement, by June 24, 2012, the management proxy holders will be allowed to use their discretionary authority with respect to the voting of proxies.

ADDITIONAL INFORMATION

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM l0-K FOR THE FISCAL YEAR ENDED MARCH 25, 2011 FILED WITH THE SEC WILL BE FURNISHED WITHOUT EXHIBITS TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST SENT TO ROBERT KNOTH, SECRETARY, IEH CORPORATION, 140 58TH STREET, BUILDING B, SUITE 8E, BROOKLYN, NEW YORK 11220. Each request must set forth a good faith representation that as of the Record Date, the person making the request was the beneficial owner of Common Stock of IEH entitled to vote at the 2011 Annual Meeting of shareholders. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports, proxy and information statements and other information with the SEC. Such reports, proxy and information statements and other information we file can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. at prescribed rates. You can contact the SEC at 1-800-SEC-0330 for additional information about these facilities. The SEC maintains a web site that contains reports, proxy and information statements and other information filed through the SEC’s Electronic Data Gathering, Analysis and Retrieval System. This web site can be accessed at http://www.sec.gov.

OTHER BUSINESS

As of the date of this proxy statement, the items discussed herein contain the only business which the Board of Directors intends to present, and is not aware of any other matters which may come before the Annual Meeting.  If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

By Order of the Board of Directors.

Robert Knoth
Chief Financial Officer and Secretary

Dated: August 8, 2011

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE AS SOON AS POSSIBLE BY PROXY VIA MAIL IN ACCORDANCE WITH THE ENCLOSED VOTING INSTRUCTIONS.  PLEASE COMPLETE AND RETURN YOUR PROXY BY MAIL PROMPTLY IN THE ENCLOSED PRE-ADDRESSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.

EXHIBIT A
IEH CORPORATION
2011 EQUITY INCENTIVE PLAN

1. Purpose of the Plan.

This 2011 Equity Incentive Plan (the “Plan”) is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to IEH Corporation, a New York corporation (the “Company”), and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract and obtain new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan shall be nonqualified stock options (the “Nonqualified Options”). Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”

The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2.     Administration of the Plan.

The Board of Directors of the Company (the “Board”) or a Committee of the Board appointed to act as administrator of the Plan (the “Committee”) consisting of two or more directors who are: (i) “Independent Directors” (as such term is defined under the rules of the NASDAQ Stock Market); (ii) “Non-Employee Directors” (as such term is defined in Rule 16b-3); and (iii) “Outside Directors” (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board. The Board or a Committee, if a Committee shall be so appointed subject to Sections 3, 5 and 6 hereof, shall have full power and authority to designate recipients of Options and restricted stock (“Restricted Stock”) and to determine the terms and conditions of the respective Option and Restricted Stock agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, or if the Board otherwise determines to administer the Plan, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that grants to the Company’s Chief Executive Officer or to any of the Company’s other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options and Restricted Stock granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options or Restricted Stock granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options or Restricted Stock. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority of the Committee at a meeting duly held for such purpose. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

3.     Designation of Optionees and Grantees.

The persons eligible for participation in the Plan as recipients of Options (the “Optionees”) or Restricted Stock (the “Grantees” and together with Optionees, the “Participants”) shall include directors, officers and employees of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each Option or award of Restricted Stock granted to Participants, the Committee may consider any factors it deems relevant, including, without limitation, the office or position held by the Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant’s length of service, promotions and potential. A Participant who has been granted an Option or Restricted Stock hereunder may be granted an additional Option or Options, or Restricted Stock if the Committee shall so determine.

4.     Stock Reserved for the Plan.

Subject to adjustment as provided in Section 8 hereof, a total of 750,000 shares of the Company’s common stock, par value $.01 per share (the “Stock”), shall be subject to the Plan. The maximum number of shares of Stock that may be subject to Options granted under the Plan to any individual in any calendar year shall not exceed 75,000 shares, and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code, if qualification as performance-based compensation under Section 162(m) of the Code is intended. The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such number of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unissued and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option or award of Restricted Stock expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an Option or award of Restricted Stock be reduced for any reason, the shares of Stock theretofore subject to such Option or Restricted Stock may be subject to future Options or Restricted Stock under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.

5. Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Option Price. The purchase price of each share of Stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The purchase price of each share of Stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Stock on the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 8 below. “Fair Market Value” means the closing price on the final trading day immediately prior to the grant date of the Stock on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the NASDAQ Stock Market or OTC Bulletin Board (if the shares of Stock are regularly quoted on the NASDAQ Stock Market or OTC Bulletin Board, as the case may be), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over the counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

(b)       Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

(c)       Exercisability. Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that in the absence of any Option vesting periods designated by the Committee at the time of grant, Options shall vest and become exercisable as to one-third of the total number of shares of Stock subject to the Option on each of the first, second and third anniversaries of the date of grant; and provided further that no Options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

Upon the occurrence of a “Change in Control” (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

A Change in Control shall be deemed to have occurred if:

(i)          a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(ii)          the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(iii)          the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(iv)          a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

Notwithstanding the foregoing, if Change of Control is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Change of Control shall have the meaning ascribed to it in such employment agreement.

For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include: (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(d) Method of Exercise. Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee: (i) in the form of shares of Stock of the Company which may be publicly sold with restrictions and owned by the Optionee (based on the Fair Market Value of such Shares of Stock which is not the subject of any pledge or security interest and owned by the Optionee prior to the date of surrender to the committee shall determine or as required under law or; (ii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5(a), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares of Stock surrendered to the Company is at least equal to such exercise price.  An Optionee shall have the right to dividends and other rights of a shareholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee: (i) has given written notice of exercise and has paid in full for such shares; and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(e)           Non-transferability of Options. Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to: (i) a trust for the benefit of the Optionee; (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit); or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(f)         Termination by Death. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

(g)         Termination by Reason of Disability. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Disability (as defined below), then any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter. “Disability” shall mean an Optionee’s total and permanent disability; provided, that if Disability is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Disability shall have the meaning ascribed to it in such employment agreement.

(h)         Termination by Reason of Retirement. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal Retirement (as such term is defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever date is earlier; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

For purposes of this paragraph (h), “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65.

(i) Other Terminations. Unless otherwise determined by the Committee upon grant, if any Optionee’s employment with or service to the Company or any Subsidiary is terminated by such Optionee for any reason other than death, Disability, Normal Retirement or Good Reason (as defined below), the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of ninety (90) days after the date of termination (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the balance of such Option’s term, which ever period is shorter. The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan:

(i) In the event that the Optionee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary for “Cause” any unexercised portion of any Option shall immediately terminate in its entirety. For purposes hereof, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, “Cause” shall exist upon a good-faith determination by the Board, following a hearing before the Board at which an Optionee was represented by counsel and given an opportunity to be heard, that such Optionee has been: (A) accused of fraud, dishonesty or act detrimental to the interests of the Company or any Subsidiary of Company; or (B) been accused of or convicted of an act of willful and material embezzlement or fraud against the Company or of a felony under any state or federal statute; provided, however, that it is specifically understood that Cause shall not include any act of commission or omission in the good-faith exercise of such Optionee’s business judgment as a director, officer or employee of the Company, as the case may be, or upon the advice of counsel to the Company. Notwithstanding the foregoing, if Cause is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Cause shall have the meaning ascribed to it in such employment agreement.

(ii) In the event that an Optionee is removed as a director, officer or employee by the Company at any time other than for Cause or resigns as a director, officer or employee for “Good Reason” the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director, officer or employee. Such Option may be exercised at any time within one (1) year after the date the Optionee ceases to be a director, officer or employee (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof), or the date on which the Option otherwise expires by its terms; whichever period is shorter, at which time the Option shall terminate; provided, however, if the Optionee dies before the Options terminate and are no longer exercisable, the terms and provisions of Section 5(f) shall control. For purposes of this Section 5(i), and unless otherwise defined in an employment agreement between the Company and the relevant Optionee, Good Reason shall exist upon the occurrence of the following:

(A)            immediately prior to the assignment;

(B)           a Change of Control resulting in a significant adverse alteration in the status or conditions of Optionee’s participation with the Company or other nature of Optionee’s responsibilities from those in effect prior to such Change of Control, including any significant alteration in Optionee’s responsibilities immediately prior to such Change in Control; and

(C)           the failure by the Company to continue to provide Optionee with benefits substantially similar to those enjoyed by Optionee prior to such failure.

Notwithstanding the foregoing, if Good Reason is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Good Reason shall have the meaning ascribed to it in such employment agreement.

(j) Limit on Value of Incentive Option. The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

6. Terms and Conditions of Restricted Stock.

Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)           Grantee rights. A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument or services as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 6(d) below.

(b)           Issuance of Certificates. The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Stock associated with the award promptly after the Grantee accepts such award.

(c)           Delivery of Certificates. Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

(d)           Forfeitability, Non-transferability of Restricted Stock. Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed. Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

(e)           Change of Control. Upon the occurrence of a Change in Control as defined in Section 5(c), the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee, in its sole discretion.

(f)           Termination of Employment. Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of Restricted Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power. The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

7.     Term of Plan.

No Option or award of Restricted Stock shall be granted pursuant to the Plan on or after the date which is ten years from the effective date of the Plan, but Options and awards of Restricted Stock theretofore granted may extend beyond that date.

8.     Capital Change of the Company.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event. The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Restricted Stock granted under the Plan.

The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code.

9.     Purchase for Investment/Conditions.

Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising or receiving Options or Restricted Stock under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Committee may impose any additional or further restrictions on awards of Options or Restricted Stock as shall be determined by the Committee at the time of award.

10. Taxes

(a) The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options or Restricted Stock granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

(b) If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

(c) If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days hereof.

11.      Effective Date of Plan.

The Plan shall be effective on August 4, 2011; provided, however, that if, and only if, certain options are intended to qualify as Incentive Stock Options, the Plan must subsequently be approved by majority vote of the Company’s shareholders no later than August 4, 2012, and further, that in the event certain Option grants hereunder are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, the requirements as to shareholder approval set forth in Section 162(m) of the Code are satisfied.

12.      Amendment and Termination.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under any Option or Restricted Stock theretofore granted without the Participant’s consent, and except that no amendment shall be made which, without the approval of the shareholders of the Company would:

(a)           materially increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

(b)           materially increase the benefits accruing to the Participants under the Plan;

(c)           materially modify the requirements as to eligibility for participation in the Plan;

(d)           decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof;

(e) extend the term of any Option beyond that provided for in Section 5(b); or

(f) except as otherwise provided in Sections 5(d) and 8 hereof, reduce the exercise price of outstanding Options or effect repricing through cancellations and re-grants of new Options.

Subject to the foregoing, the Committee may amend the terms of any Option therefore, grant prospectively or retrospectively, but no such amendment shall impair the rights of any Optionee without the consent of the holder of such Options or Restricted Stock.

It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) and the Committee shall exercise its discretion in granting awards hereunder (and the terms of such awards), accordingly. The Plan and any grant of an award hereunder may be amended from time to time (without, in the case of an award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

13.      Government Regulations.

The Plan, and the grant and exercise of Options or Restricted Stock hereunder, and the obligation of the Company to sell and deliver shares of stock under such Options and Restricted Stock shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

14.      General Provisions.

(a)           Certificates. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b)           Employment Matters. Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Participant who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

(c)           Limitation of Liability. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d)           Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the shares of Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any shares of Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the shares of Stock subject to such Option, although the Company may in its sole discretion register such shares of Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the shares of Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the shares of Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such shares of Stock to the Company’s transfer agent.

15. Non-Uniform Determinations.

The Committee’s determinations under the Plan, including, without limitation: (i) the determination of the Participants to receive awards; (ii) the form, amount and timing of such awards; (iii) the terms and provisions of such awards; and (iv) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

16. Governing Law.

The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of New York, without giving effect to principles of conflicts of laws, and applicable federal law.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY IEH CORPORATION	For	With- hold	For All Except
ANNUAL MEETING OF SHAREHOLDERS—AUGUST 31, 2011 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	1. ELECTION OF DIRECTORS of all nominees listed (except as marked to the contrary below):	☐	☐	☐

The undersigned shareholder of IEH CORPORATION, a New York corporation, hereby appoints ROBERT KNOTH and MICHAEL OFFERMAN and each of them, proxies, with full power of substitution to each, to vote all shares of Common Stock of IEH CORPORATION owned by the undersigned at the Annual Meeting of Shareholders of IEH CORPORATION to be held on August 31, 2011 at 11:00 am (New York time) and at any adjournments thereof, hereby revoking any proxy heretofore given.  The undersigned instructs such proxies to vote:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

NOMINEES FOR CLASS II DIRECTORS
Allen Gottlieb                     Gerald Chafetz

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

		For	Against	Abstain
	2. RATIFICATION OF THE APPOINTMENT OF JEROME ROSENBERG CPA, P.C. AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF IEH CORPORATION FOR THE YEAR ENDING MARCH 30, 2012.	☐	☐	☐
		For	Against	Abstain
	3. APPROVAL AND ADOPTION OF THE 2011 EQUITY INCENTIVE PLAN.	☐	☐	☐

AND TO VOTE UPON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF, all as described in the Proxy Statement dated on or about August 8, 2011 receipt of which is hereby acknowledged.

Either of the proxies, who shall be present and acting, shall have and may exercise all the powers hereby granted, including, without limitation, to vote to adjourn the Annual Meeting.

This proxy when properly executed will be voted as directed.  If no contrary instruction is made, the proxies intend to vote the shares represented by this proxy as directed: (a) FOR the election of the two (2) Class II Directors nominated; (b) FOR the ratification of the appointment of the independent registered public accounting Firm; (c) FOR the approval and adoption of the 2011 Equity Incentive Plan; and (d) in accordance with the judgment of the persons named as proxy herein, on any other matters that may properly come before the Annual Meeting or any adjournment thereof.

A majority of the proxies present and acting in person, or by their substitutes (or if only one present and acting, then that one) may exercise all powers conferred hereby.  The proxies will use their discretionary authority conferred with respect to any other matters which properly come before the Annual Meeting.

Please be sure to date and sign this proxy card in the box below.	Date
Sign above Co-holder (if any) sign above

Ç Detach above card, sign, date and mail in postage paid envelope provided. Ç

IEH CORPORATION

PLEASE ACT PROMPTLY
Please sign, date and return this proxy immediately in the enclosed envelope.

(Please date and sign exactly as name appears at left.  For joint accounts, each joint owner should sign. Executors, administrators, trustees, etc. should also so indicate when signing.)

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

PROXY MATERIALS ARE
AVAILABLE ON-LINE AT:
http://www.cfpproxy.com/0795
0795